                                                                    EXHIBIT 99.1

                            SUPPLEMENTAL INFORMATION


SELECTED FINANCIAL INFORMATION

             The following unaudited financial information of Post Apartment Homes, L. P. (the "Operating Partnership") as of and for the three month period, ended March 31, 2000 and 1999 has been prepared by the Operating Partnership's management in accordance with generally accepted accounting principles ("GAAP") for interim financial information and the applicable rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the three month period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the full year. This financial information should be read in conjunction with the Operating Partnership's audited financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1999.


                                                                          Three months ended
                                                                               March 31,
                                                                      --------------------------
                                                                         2000            1999
                                                                      ----------      ----------
                                                             (Dollars in thousands, except per unit data)
                                                                              (Unaudited)

OPERATING  DATA
   Revenue:
      Rental - owned properties .................................     $   87,825      $   75,585
      Property management - third party .........................            908             871
      Landscape services - third party ..........................          2,102           1,730
      Interest ..................................................            539              65
      Other .....................................................          4,069           2,641
                                                                      ----------      ----------
              Total revenue .....................................         95,443          80,892
                                                                      ----------      ----------

   Property operating and maintenance expenses - owned
       properties ...............................................         30,651          26,369
   Depreciation expense .........................................         17,005          12,710
   Property management expenses - third party ...................            788             719
   Landscape services expenses - third party ....................          2,005           1,660
   Interest expense .............................................         10,701           7,217
   Amortization of deferred loan costs ..........................            385             336
   General and administrative expenses ..........................          2,497           2,383
   Minority interest in consolidated property partnerships ......           (555)             92
                                                                      ----------      ----------
                                                                          63,477          51,486
                                                                      ----------      ----------

   Net income before net gain (loss) on sale of assets and
       extraordinary item .......................................         31,966          29,406
   Net gain (loss) on sale of assets ............................            687          (1,567)
                                                                      ----------      ----------
   Net income before extraordinary item .........................         32,653          27,839
   Extraordinary item(1) ........................................             --            (521)
                                                                      ----------      ----------
Net income ......................................................         32,653          27,318
Distribution to preferred unitholders ...........................         (4,369)         (2,969)
                                                                      ----------      ----------
Net income available to common unitholders ......................     $   28,284      $   24,349
                                                                      ==========      ==========

   Funds from operations(2) .....................................     $   43,490      $   38,754
                                                                      ==========      ==========

PER COMMON UNIT DATA
   Net income before extraordinary item
        (net of preferred distribution) - basic .................     $     0.64      $     0.57
                                                                      ==========      ==========
   Net income available to common unitholders - basic ...........     $     0.64      $     0.56
                                                                      ==========      ==========

   Net income before extraordinary item
        (net of preferred distribution) - diluted ...............     $     0.63      $     0.57
                                                                      ==========      ==========
   Net income available to common unitholders - diluted .........     $     0.63      $     0.56
                                                                      ==========      ==========

   Dividends declared ...........................................     $     0.76      $     0.70
                                                                      ==========      ==========


                                                                               March 31,
                                                                      --------------------------
                                                                         2000            1999
                                                                      ----------      ----------
                                                                        (Dollars in thousands)
                                                                              (Unaudited)

BALANCE SHEET DATA
   Real estate, before accumulated depreciation .................     $2,644,278      $2,327,270
   Real estate, after accumulated depreciation ..................      2,328,141       2,068,117
   Total assets .................................................      2,419,931       2,141,868
   Total debt ...................................................      1,046,847         869,881
   Partners' equity .............................................      1,255,375       1,172,259

KEY DEBT STATISTICS
   Total secured debt ...........................................     $  414,847      $  331,881
   Total unsecured debt .........................................        632,000         538,000
   Interest coverage ratio(3)(4) ................................            5.6x            6.9x
   Fixed charge coverage ratio(3)(5) ............................            4.0x            4.9x
   Total debt as a % of undepreciated real estate ...............           39.6%           37.4%





                    NOTES TO SELECTED FINANCIAL INFORMATION

(1) - The extraordinary item for the three months ended March 31, 1999 resulted from the costs associated with the early extinguishment of indebtedness.

(2) - The Operating Partnership uses the National Association of Real Estate Investment Trust ("NAREIT") definition of Funds from Operations ("FFO"), as described below.

(3) - Calculated for the three months ended March 31, 2000 and 1999.

(4) - Interest coverage ratio is defined as net income available for debt service divided by interest expense. For purposes of this calculation, net income available for debt service represents earnings before distributions to preferred unitholders, gain (loss) on sale of assets, interest expense, depreciation, amortization and extraordinary items.

(5) - Fixed charge coverage ratio is defined as net income available for debt service divided by interest expense plus distributions to preferred unitholders. For purposes of this calculation, net income available for debt service represents earnings before distributions to preferred unitholders, gain
(loss) on sale of assets, interest expense, depreciation, amortization and extraordinary items.


FUNDS FROM OPERATIONS AND CASH AVAILABLE FOR DISTRIBUTION

The Operating Partnership believes FFO is a useful measure of performance of an equity real estate investment trust. The Operating Partnership uses the NAREIT definition of FFO, which for any period means the consolidated net income available to common unitholders of the Operating Partnership and its subsidiaries for such period excluding gains or losses from debt restructuring and sales of property, plus depreciation of real estate assets, and after adjustment for unconsolidated partnerships and joint ventures, all determined on a consistent basis in accordance with GAAP. NAREIT's definition of FFO historically excluded items classified by GAAP as extraordinary or unusual and significant non-recurring events that materially distort the comparative measurement of performance over time. Effective January 1, 2000 NAREIT amended its definition of FFO to include in FFO all non-recurring events, except for those that are defined as extraordinary items under GAAP and gains and losses from sales of property. The Operating Partnership adopted this amended definition effective January 1, 2000. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Operating Partnership's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Operating Partnership's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Operating Partnership's needs. Cash available for distribution ("CAD") is defined as FFO less capital expenditures funded by operations and loan amortization payments. The Operating Partnership believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Operating Partnership, FFO and CAD should be examined in conjunction with net income as presented in the consolidated financial statements included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1999 and the selected financial information included elsewhere in this report. FFO and CAD for the three months ended March 31, 2000 and 1999 are summarized in the following table:



                                                                            Three months ended
                                                                                  March 31,
                                                                      -------------------------------
                                                                          2000               1999
                                                                      ------------       ------------
                                                              (Dollars in thousands, except per unit data)

NET INCOME AVAILABLE TO COMMON UNITHOLDERS ......................     $     28,284       $     24,349
     Extraordinary item .........................................               --                521
     Net (gain) loss on sale of assets ..........................             (687)             1,567
                                                                      ------------       ------------
Adjusted net income .............................................           27,597             26,437
Depreciation on real estate assets, net(1) ......................           15,893             12,317
                                                                      ------------       ------------
FUNDS FROM OPERATIONS ...........................................           43,490             38,754
Recurring capital expenditures(2) ...............................           (1,938)            (1,873)
Non-recurring capital expenditures ..............................             (830)              (554)
Loan amortization payments ......................................             (310)               (20)
                                                                      ------------       ------------
CASH AVAILABLE FOR DISTRIBUTION .................................     $     40,412       $     36,307
                                                                      ============       ============
Revenue generating capital expenditures(3) ......................     $        576       $      1,018
                                                                      ============       ============





(1) - Depreciation on real estate assets is net of the minority interest portion of depreciation in consolidated partnerships.

(2) - Since the Operating Partnership does not add back the depreciation of non-real estate assets in its calculation of FFO, capital expenditures of $912 and $955 for the three months ended March 31, 2000 and 1999, respectively, are excluded from the calculation of CAD.

(3) - Primarily comprised of major renovations of communities.

CURRENT DEVELOPMENT ACTIVITY

     Certain information regarding the Operating Partnership's apartment communities under development or in initial lease-up as of April 29, 2000 is set forth in the following table:

                             ESTIMATED      ESTIMATED     ESTIMATED
                             QUARTER OF     QUARTER OF    QUARTER OF
                            CONSTRUCTION    FIRST UNITS   STABILIZED
    METROPOLITAN AREA          START        AVAILABLE     OCCUPANCY
--------------------------------------------------------------------
ATLANTA, GA
Post Stratford                 2Q '99          1Q '00       1Q '01
Post Spring                    3Q '99          2Q '00       3Q '01

CHARLOTTE, NC
Post Uptown Place              3Q '98          1Q '00       3Q '00
Post Gateway Place             3Q '99          3Q '00       2Q '01

TAMPA, FL
Post Harbour Place             4Q '98          2Q '00       1Q '01

DALLAS, TX
Post Block 588                 4Q '98          1Q '00       2Q '00
Legacy Town Center City Apa    3Q '99          3Q '00       4Q '01
Post Addison Circle III        3Q '99          3Q '00       2Q '01
Uptown Village by Post (II)    3Q '99          2Q '00       4Q '00

HOUSTON, TX
Post Midtown Square II         1Q '00          1Q '01       4Q '01

DENVER, CO
Post Uptown Square I           1Q '98          3Q '99       4Q '00
Post Uptown Square II          1Q '00          1Q '01       4Q '01

PHOENIX, AZ
Post Roosevelt Square          4Q '98          1Q '00       1Q '01

ORLANDO, FL
Post Parkside                  1Q '99          2Q '99       3Q '00

WASHINGTON D. C.
Post Pentagon Row              2Q '99          4Q '00       1Q '02

AUSTIN, TEXAS
Post West Avenue Lofts         3Q '99          4Q '00       3Q '01
--------------------------------------------------------------------